Stockholders' Equity	6 Months Ended
Jun. 30, 2018
Equity [Abstract]
Stockholders' Equity

(12) Stockholders' equity

Stock split

On April 12, 2018, the Company effected a 3,022,259.23 to one stock split of the Company's then outstanding common stock. We have retroactively applied this split to all share presentations, as well as "Net income (loss) per share" and "Income (loss) from continuing operations per share" calculations for the periods presented.

Conditional dividend to pre-IPO stockholder

On April 19, 2018, we declared a $160 million cash dividend payable to Brookfield, the sole pre-IPO stockholder. Payment of this dividend was conditional upon (i) the Senior Secured First Lien Net Leverage Ratio, as calculated based on our final financial results for the first quarter of 2018, being equal to or less than 1.75 to 1.00, (ii) no Default or Event of Default having occurred and continuing or that would result from the payment of the dividend and (iii) the payment occurring within 60 days from the dividend record date. The conditions of this dividend were met upon filing of our first quarter report on Form 10-Q and the dividend was paid on May 8, 2018.

Brookfield promissory note

On April 19, 2018, we declared a dividend in the form of the Brookfield Promissory Note to the sole pre-IPO stockholder. This note was repaid on June 15, 2018. See Note 6 "Debt and Liquidity".

Initial public offering

On April 23, 2018, we completed our IPO of 35,000,000 shares of our common stock at a price of $15 per share. This offering represented a sale of 11.6% of our sole pre-IPO stockholder's ownership in the Company.

On April 26, 2018, we closed the sale of an additional 3,097,525 shares of common stock at a price to the public of $15 per share from the pre-IPO stockholder, as a result of the partial exercise by the underwriters in our IPO of their overallotment option. After giving effect to the partial exercise of the overallotment option, the total number of shares of common stock sold by the pre-IPO stockholder was 38,097,525.

The Company did not receive any proceeds related to the offering. We have incurred $5.1 million of legal, accounting, printing and other fees associated with this offering through June 30, 2018, which was recorded in "Selling and administrative" expenses in the Condensed Consolidated Statements of Operations.

Dividend declaration

The Board declared a dividend of $0.0645 per share, to stockholders of record as of the close of business on May 31, 2018. The dividend, totaling $19.5 million, was paid on June 29, 2018 and represented a prorated quarterly dividend of $0.085 (or $0.34 per annum) per share of our common stock from the date of our IPO, April 23, 2018, to June 30, 2018.

The following table reflects the change in stockholders' equity for the period December 31, 2017 to June 30, 2018:

(dollars in thousands)

Stockholders' equity as of December 31, 2017	$613,215
Total comprehensive income	437,082
Dividends paid	(1,291,494)
Related party dividend of Promissory Note	(750,000)
Stock-based compensation	178

Stockholders' equity as of June 30, 2018	$(991,019)